  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 2000.

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          INTERSIL HOLDING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    3674                                   59-3590018
    (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                     (IRS EMPLOYER
     INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)                   IDENTIFICATION NO.)

                            ------------------------

                            7585 IRVINE CENTER DRIVE
                                   SUITE 100
                            IRVINE, CALIFORNIA 92618
                                 (949) 341-7062
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                             STEPHEN M. MORAN, ESQ.
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                            7585 IRVINE CENTER DRIVE
                                   SUITE 100
                            IRVINE, CALIFORNIA 92618
                                 (949) 341-7040
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                With Copies to:

                 CHRISTOPHER G. KARRAS, ESQ.                                       KRIS F. HEINZELMAN, ESQ.
                           DECHERT                                                 CRAVATH, SWAINE & MOORE
                   4000 BELL ATLANTIC TOWER                                            WORLDWIDE PLAZA
                       1717 ARCH STREET                                               825 EIGHTH AVENUE
               PHILADELPHIA, PENNSYLVANIA 19103                                    NEW YORK, NEW YORK 10019
                        (215) 994-4000                                                  (212) 474-1000

                            ------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. /x/ File No. 333-44604.

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /


                        CALCULATION OF REGISTRATION FEE

                                                                        MAXIMUM
                                                                    OFFERING PRICE          MAXIMUM
          TITLE OF EACH CLASS OF                 AMOUNT TO BE             PER          AGGREGATE OFFERING        AMOUNT OF
        SECURITIES TO BE REGISTERED             REGISTERED(1)            SHARE              PRICE(1)          REGISTRATION FEE
Class A Common Stock, par value $.01 per
share......................................    1,150,000 shares         $48.00            $55,200,000            $14,572.80

(1) Includes 150,000 shares of Class A Common Stock that the underwriters' have the option to purchase to cover over-allotments, if any.

                                EXPLANATORY NOTE

    THIS REGISTRATION STATEMENT IS BEING FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND GENERAL INSTRUCTION V ON FORM S-1. THE CONTENTS OF THE REGISTRATION STATEMENT ON FORM S-1 (FILE NO. 333-44606), AS AMENDED, DECLARED EFFECTIVE ON SEPTEMBER 14, 2000 BY THE SECURITIES AND EXCHANGE COMMISSION, ARE HEREBY INCORPORATED BY REFERENCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) Exhibits:

   1.01     Form of Underwriting Agreement (incorporated by reference to Exhibit 1.01 to the Registration
            Statement on Form S-1 previously filed by Intersil Holding Corporation on September 14, 2000
            (Registration No. 333-44606)).

   2.01     Amended and Restated Master Transaction Agreement dated as of June 2, 1999, by and among Intersil
            Holding Corporation ("Holding"), Intersil Corporation ("Intersil") and Harris Corporation ("Harris")
            (incorporated by reference to Exhibit 2.01 to the Registration Statement on Form S-1 previously filed by Intersil Holding Corporation on November 10, 1999 (Registration No. 333-90857) ("Registration
            Statement on Form S-1")).

   2.02     Agreement Concerning Deferred Closings dated as of August 13, 1999, by and among Harris and Intersil
            (incorporated by reference to Exhibit 2.02 to the Registration Statement on Form S-1).

   2.03     Transition Services Agreement dated as of August 13, 1999, by and among Intersil and Harris
            (incorporated by reference to Exhibit 2.03 to the Registration Statement on Form S-1).

   2.04     Share Sale Agreement dated August 13, 1999, between Harris Airport Systems (Malaysia) Sdn. Bhd., Harris
            Solid State (Malaysia) Sdn. Bhd. and Sapphire Worldwide Investments, Inc. (incorporated by reference to
            Exhibit 2.04 to the Registration Statement on Form S-1).

   2.05     Agreement for the Sale and Purchase of the Business and Assets of Harris Semiconductor Limited dated as of August 13, 1999, between Harris Semiconductor Limited and Intersil Limited (incorporated by reference to Exhibit 2.05 to the Registration Statement on Form S-1).

   2.06     Asset Purchase Agreement dated as of August 20, 1999, between Harris Semiconductor Design & Sales Pte.
            Ltd. and Intersil Pte. Ltd. (incorporated by reference to Exhibit 2.06 to the Registration Statement on
            Form S-1).

   2.07     Purchase Agreement of Corporate Quotas of a Limited Liability Company, dated as of August 13, 1999, between Harris Semiconductor BV, Harris Semiconductor Limited and Intersil (incorporated by reference to Exhibit 2.07 to the Registration Statement on Form S-1).

   2.08     Assignment of Shares, dated as of August 13, 1999, between Intersil and Harris for the transfer by
            Harris of all of its shares of Harris Semiconducteurs, Sarl to Intersil (incorporated by reference to
            Exhibit 2.08 to the Registration Statement on Form S-1).

   2.09     Share Transfer Agreement, dated as of August 1, 1999, between Harris and Intersil for the transfer of stock of Harris Semiconductor Y.H. (incorporated by reference to Exhibit 2.09 to the Registration
            Statement on Form S-1).

   2.10     Equity Purchase Agreement, dated as of August 13, 1999, between Harris Advanced Technology (Malaysia)
            Sdn. Bhd. and Harris Airport Systems (M) Sdn. Bhd. (incorporated by reference to Exhibit 2.10 to the
            Registration Statement on Form S-1).

   2.11     Agreement Re: China Subsidiaries, dated as of August 13, 1999, between Harris and Intersil
            (incorporated by reference to Exhibit 2.11 to the Registration Statement on Form S-1).

   2.12     Agreement Re: Anshan Joint Venture, dated as of August 13, 1999, between Harris Advanced Technology
            (Malaysia) Sdn. Bhd. and Harris Airport Systems (M) Sdn. Bhd. (incorporated by reference to Exhibit
            2.12 to the Registration Statement on Form S-1).

   2.13     Agreement Re: Guangzhou Joint Venture, dated as of August 13, 1999, between Harris Advanced Technology
            (Malaysia) Sdn. Bhd. and Harris Airport Systems (M) Sdn. Bhd. (incorporated by reference to Exhibit
            2.13 to the Registration Statement on Form S-1).

   2.14     Agreement Re: Suzhou Harris, dated as of August 13, 1999, between Harris Advanced Technology (Malaysia)
            Sdn. Bhd. and Harris Airport Systems (M) Sdn. Bhd. (incorporated by reference to Exhibit 2.14 to the
            Registration Statement on Form S-1).

                                      II-1

   2.15     Intellectual Property Agreement, dated as of August 13, 1999, among Harris, Harris Semiconductor
            Patents, Inc. and Holding (incorporated by reference to Exhibit 2.15 to the Registration Statement on
            Form S-1).

   2.16     Patent Assignment and Services Agreement, dated as of August 13, 1999, among Harris, Harris
            Semiconductor Patents, Inc. and Holding (incorporated by reference to Exhibit 2.16 to the Registration
            Statement on Form S-1).

   2.17     License Assignment Agreement, dated as of August 13, 1999, among Harris, Harris Semiconductor Patents,
            Inc. and Holding (incorporated by reference to Exhibit 2.17 to the Registration Statement on Form S-1).

   2.18     Harris Trademark License Agreement, dated as of August 13, 1999, among Harris, HAL Technologies, Inc.
            and Holding (incorporated by reference to Exhibit 2.18 to the Registration Statement on Form S-1).

   2.19     Secondary Trademark Assignment and License Agreement, dated as of August 13, 1999, between Harris and
            Holding (incorporated by reference to Exhibit 2.19 to the Registration Statement on Form S-1).

   2.20     PRISM(R) Intellectual Property Assignment, dated August 13, 1999, between Holding and Intersil
            (incorporated by reference to Exhibit 2.20 to the Post-Effective Amendment No. 1 to the Registration
            Statement on Form S-1).

   2.21     Tax Sharing Agreement, dated as of August 13, 1999, among Holding, Intersil and Choice Microsystems,
            Inc. (incorporated by reference to Exhibit 2.21 to the Registration Statement on Form S-1).

   2.22     Royalty Agreement, dated as of August 13, 1999, among Harris and Intersil (incorporated by reference to
            Exhibit 2.22 to the Registration Statement on Form S-1).

   2.23     Option Agreement, dated as of August 13, 1999, among Intersil and Intersil PRISM, LLC. (incorporated by reference to Exhibit 2.23 to the Registration Statement on Form S-1).

   2.24     Stock Purchase Agreement among ChipPAC Limited, ChipPAC, Inc., Sapphire Worldwide Investments, Inc. and
            Intersil Corporation dated as of June 30, 2000 (incorporated by reference to Exhibit 2.1 to the Current
            Report on Form 8-K previously filed by ChipPAC, Inc. on July 14, 2000 (Commission File No.
            333-91641)).

   2.25     Share Purchase Agreement dated April 27, 2000 by and among Holding, Intersil B.V., No Wires Needed
            B.V., Gilde It Fund B.V., Parnib B.V., 3Com Corporation, Kennet I L.P., Hans B. Van Der Hoek and the
            shareholders named therein (incorporated by reference to Exhibit 2.25 to the Report on Form 10-K previously filed by Intersil Holding Corporation on August 17, 2000).

   2.26     Amendment No. 1 to the Share Purchase Agreement dated April 27, 2000 by and among Holding, Intersil
            B.V., No Wires Needed B.V., Gilde It Fund B.V., Parnib B.V., 3Com Corporation, Kennet I L.P., Hans B.
            Van Der Hoek and the shareholders named therein (incorporated by reference to Exhibit 2.26 to the
            Report on Form 10-K previously filed by Intersil Holding Corporation on August 17, 2000).

   3.01     Restated Certificate of Incorporation of Holding (incorporated by reference to Exhibit 3.01 to the
            Post-Effective Amendment No. 1 to the Registration Statement on Form S-1).

   3.02     Bylaws of Holding (incorporated by reference to Exhibit 3.02 to the Registration Statement on Form
            S-1).

   4.01     Specimen Certificate of Holding's Class A Common Stock (incorporated by reference to Exhibit 4.01 to
            Amendment No. 2 to the Registration Statement on Form S-1 (Registration Number 333-95199)).

                                      II-2

   4.02     Amended and Restated Registration Rights Agreement, dated as of January 21, 2000, by and among Holding,
            Sterling Holding Company, L.L.C., Manatee Investment Corporation, Citicorp Mezzanine Partners, L.P. and
            the management investors named therein (incorporated by reference to Exhibit 4.02 to the Registration
            Statement on Form 8-A previously filed by Intersil Holding Corporation on February 18, 2000).

   5.01     Opinion of Dechert.**

  10.01     Warrant Agreement, dated as of August 13, 1999, between Holding and United States Trust Company of New
            York (incorporated by reference to Exhibit 4.01 to the Registration Statement on Form S-1).

  10.02     Purchase Agreement, dated as of August 6, 1999, between Intersil, Holding, Harris Semiconductor, LLC,
            Harris Semiconductor (Ohio), LLC, Harris Semiconductor (Pennsylvania), LLC, Choice Microsystems, Inc.,
            Credit Suisse First Boston Corporation, J. P. Morgan Securities Inc. and Salomon Smith Barney Inc.
            (incorporated by reference to Exhibit 4.02 to the Registration Statement on Form S-1).

  10.03     Registration Rights Agreement, dated as of August 6, 1999, between Intersil, Holding, Harris
            Semiconductor, LLC, Harris Semiconductor (Ohio), LLC, Harris Semiconductor (Pennsylvania), LLC, Choice
            Microsystems, Inc., Credit Suisse First Boston Corporation, J. P. Morgan Securities Inc. and Salomon
            Smith Barney Inc. (incorporated by reference to Exhibit 4.03 to the Registration Statement on Form
            S-1).

  10.04     Indenture, dated as of August 13, 1999, among Intersil, Holding, Harris Semiconductor, LLC, Harris
            Semiconductor (Ohio), LLC, Harris Semiconductor (Pennsylvania), LLC, Choice Microsystems, Inc. and
            United States Trust Company of New York for 13 1/4% Senior Subordinated Notes due 2009 (incorporated by reference to Exhibit 10.01 to the Registration Statement on Form S-1).

  10.05     Form of 13 1/4% Senior Subordinated Notes due 2009 (included in Exhibit 10.01).

  10.06     Credit Agreement, dated as of August 13, 1999, among Intersil, the Lender Parties thereto, Credit
            Suisse First Boston, as the Administrative Agent, Salomon Smith Barney, as Syndication Agent, and
            Morgan Guaranty Trust Company of New York, as Documentation Agent (incorporated by reference to Exhibit
            10.03 to the Registration Statement on Form S-1).

  10.07     Amendment No. 1 and Waiver, dated as of January 28, 2000, to the Credit Agreement, dated as of August
            13, 1999, among Intersil, Holding, Credit Suisse First Boston, as the Administrative Agent, Salomon
            Smith Barney, Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent
            (incorporated by reference to Exhibit 10.07 to the Amendment No. 2 to the Registration Statement on
            Form S-1).

  10.08     Subordinated Credit Agreement, dated as of August 13, 1999, among Holding and Citicorp Mezzanine
            Partners, L.P. for 13 1/2% Subordinated Pay-In-Kind Note due 2010 (incorporated by reference to Exhibit
            10.04 to the Registration Statement on Form S-1).

  10.09     Form of 13 1/2% Subordinated Pay-In-Kind Note due 2010 (included in Exhibit 10.04).

  10.10     Indenture, dated as of August 13, 1999, among Holding and United States Trust Company of New York for
            11.13% Subordinated Pay-In-Kind Notes due 2010 (incorporated by reference to Exhibit 10.06 to the
            Registration Statement on Form S-1).

  10.11     Form of 11.13% Subordinated Pay-In-Kind Note due 2010 (included in Exhibit 10.06).

  10.12     Securities Purchase and Holders Agreement, dated as of August 13, 1999, among Holding, Sterling Holding
            Company, LLC, Manatee Investment Corporation, Intersil Prism LLC, Citicorp Mezzanine Partners, L.P.,
            William N. Stout and the management investors named therein (incorporated by reference to Exhibit 10.09 to the Registration Statement on Form S-1).

  10.13     Option Award Agreement, dated as of August 13, 1999 (incorporated by reference to Exhibit 10.10 to the
            Registration Statement on Form S-1).

                                      II-3

  10.14     Employment Agreement, dated as of August 9, between Intersil and Gregory L. Williams (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-1).

  10.15     Agreement between Harris and Local Union No. 1907 International Brotherhood of Electrical Workers,
            AFL-CIO (Findlay, OH Facility), effective as of July 1, 1996 (incorporated by reference to Exhibit
            10.12 to the Registration Statement on Form S-1).

  10.16     Agreement between Harris and Local Union 177 International Union of Electronic, Electrical, Salaried,
            Machine and Furniture Workers, AFL-CIO (Mountaintop, PA Facility), effective December 1, 1998
            (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-1).

  10.17     Machinery and Equipment Loan Agreement, dated September 9, 1996, between Commonwealth of Pennsylvania,
            Department of Community and Economic Development and Harris (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-1).

  10.18     Machinery and Equipment Loan Agreement, dated as of November 3, 1998, between Commonwealth of
            Pennsylvania, Department of Community and Economic Development and Harris (incorporated by reference to
            Exhibit 10.15 to the Registration Statement on Form S-1).

  10.19     Master Agreement, dated as of December 2, 1997, between Harris Semiconductor and Optum Software
            (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-1).

  10.20     Purchase Agreement, dated as of March 14, 1997, between Harris Semiconductor and Praxair, Inc.
            (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-1).

  10.21     Asset Purchase Agreement, dated as of July 2, 1999, by and among Align-Rite International, Inc.,
            Align-Rite, Inc. and Harris (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-1).

  10.22     Bill of Sale and Assignment, dated as of July 2, 1999, by Harris in favor of Align-Rite International,
            Inc. and Align-Rite, Inc. (incorporated by reference to Exhibit 10.19 to the Registration Statement on
            Form S-1).

  10.23     Lease Agreement, dated as of July 2, 1999, by and among Harris Corporation Semiconductor Business Unit and Align-Rite, Inc. (incorporated by reference to Exhibit 10.20 to the Registration Statement on Form
            S-1).

  10.24     Photomask Supply and Strategic Alliance Agreement, dated as of July 2, 1999, by and among Harris,
            Align-Rite International, Inc. and Align-Rite, Inc. (incorporated by reference to Exhibit 10.21 to the
            Registration Statement on Form S-1).

  10.25     Site Services Agreement, dated as of July 2, 1999, by and among Harris Corporation Semiconductor
            Business Unit and Align-Rite, Inc. (incorporated by reference to Exhibit 10.22 to the Registration
            Statement on Form S-1).

  10.26     Software License Agreement, dated as of July 31, 1984, between Harris and Consilium Associates, Inc.
            (incorporated by reference to Exhibit 10.23 to the Registration Statement on Form S-1).

  10.27     Addendum Software License and Maintenance Agreement, dated as of October 27, 1995, between Harris and
            Consilium, Inc. (incorporated by reference to Exhibit 10.24 to the Registration Statement on Form S-1).

  10.28     Specialty Gas Supply Agreement, dated as of October 15, 1996, between Air Products and Chemicals, Inc.
            and Harris (incorporated by reference to Exhibit 10.25 to the Registration Statement on Form S-1).

  10.29     Silicon Wafer Purchase Agreement, dated as of January 1, 1997, between Mitsubishi Silicon America
            Corporation and Harris (incorporated by reference to Exhibit 10.26 to the Registration Statement on
            Form S-1).

                                      II-4

  10.30     Nitrogen Supply Agreement, dated as of September 22, 1992, between Harris Corporation Semiconductor
            Sector and Liquid Air Corporation Merchant Gases Division (incorporated by reference to Exhibit 10.27 to the Registration Statement on Form S-1).

  10.31     Nitrogen Supply System Agreement, Amendment Number 1, dated as of September 15, 1996, between Air
            Liquide America Corporation and Harris Corporation Semiconductor Sector (incorporated by reference to
            Exhibit 10.28 to the Registration Statement on Form S-1).

  10.32     Site Subscription Agreement, dated as of July 1, 1993, between Harris Semiconductor Sector of Harris and Cadence Design Systems, Inc. (incorporated by reference to Exhibit 10.29 to the Registration
            Statement on Form S-1).

  10.33     Site Subscription Addendum, dated December 19, 1997, between Harris Semiconductor Sector of Harris and
            Cadence Design Systems, Inc. (incorporated by reference to Exhibit 10.30 to the Registration Statement on Form S-1).

  10.34     HMCD--HSS Memorandum of Agreement, dated March 26, 1999, between Harris Microwave Communication
            Division and Harris Semiconductor Sector (incorporated by reference to Exhibit 10.31 to the
            Registration Statement on Form S-1).

  10.35     Investment Agency Appointment and Participation Authorization, dated September 3, 1999, between
            Intersil, Intersil Corporation Master Trust and T. Rowe Price Trust Company (incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-1).

  10.36     Investment Agency Appointment and Participation Authority, dated September 3, 1999, between Intersil
            Corporation Master Trust and T. Rowe Price Trust Company (incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-1).

  10.37     Investment Advisory Agreement (Equity Growth Fund), dated September 3, 1999, between T. Rowe Price
            Associates, Inc. and Intersil Corporation Retirement Committee (incorporated by reference to Exhibit
            10.34 to the Registration Statement on Form S-1).

  10.38     Investment Advisory Agreement (Equity Income Fund), dated September 3, 1999, between T. Rowe Price
            Associates, Inc. and Intersil Corporation Retirement Committee (incorporated by reference to Exhibit
            10.35 to the Registration Statement on Form S-1).

  10.39     Intersil Corporation Retirement Plan (Non-Union), dated September 3, 1999 (incorporated by reference to
            Exhibit 10.36 to the Registration Statement on Form S-1).

  10.40     Intersil Corporation Retirement Plan (Union), dated September 3, 1999 (incorporated by reference to
            Exhibit 10.37 to the Registration Statement on Form S-1).

  10.41     Commercial Supply Agreement, dated December 3, 1998, by and between Texas Instruments Incorporated and
            Harris (incorporated by reference to Exhibit 10.38 to the Registration Statement on Form S-1).

  10.42     Military Supply Agreement, dated December 3, 1998, by and between Texas Instruments Incorporated and
            Harris (incorporated by reference to Exhibit 10.39 to the Registration Statement on Form S-1).

  10.43     Intellectual Property Agreement, dated December 3, 1998, by and between Texas Instruments Incorporated,
            Harris, Harris Advanced Technology (Malaysia) Sdn. Bhd. and Harris Southwest Properties, Inc.
            (incorporated by reference to Exhibit 10.40 to the Registration Statement on Form S-1).

  10.44     Asset Transfer Agreement, dated December 3, 1998, by and between Texas Instruments Incorporated and
            Harris Advanced Technology (Malaysia) Sdn. Bhd. (incorporated by reference to Exhibit 10.41 to the
            Registration Statement on Form S-1).

  10.45     Military Asset Purchase Agreement, dated October 23, 1998, by and between Texas Instruments
            Incorporated, Harris, Harris Advanced Technology (Malaysia) Sdn. Bhd. and Harris Southwest Properties,
            Inc. (incorporated by reference to Exhibit 10.42 to the Registration Statement on Form S-1).

                                      II-5

  10.46     Commercial Asset Purchase Agreement, dated October 23, 1998, by and between Texas Instruments
            Incorporated, Harris, Harris Advanced Technology (Malaysia) Sdn. Bhd. and Harris Southwest Properties,
            Inc. (incorporated by reference to Exhibit 10.43 to the Registration Statement on Form S-1).

  10.47     Certificate of Leasehold Property for Land Office No. 7668 by Harris Advanced Technology (M) Sdn. Bhd.
            (incorporated by reference to Exhibit 10.44 to the Registration Statement on Form S-1).

  10.48     State Lease for Lot No. 7716 by Harris Advanced Technology (Malaysia) Sdn. Bhd. (incorporated by reference to Exhibit 10.45 to the Registration Statement on Form S-1).

  10.49     Certificate of Leasehold Property for Land Office No. 7666 by Harris Advanced Technology (M) Sdn. Bhd.
            (incorporated by reference to Exhibit 10.46 to the Registration Statement on Form S-1).

  10.50     Amendment No. 1, dated as of December 13, 1999, to the Securities Purchase and Holders Agreement by and
            among Holding, Sterling Holding Company, LLC, Manatee Investment Corporation, Citicorp Mezzanine
            Partners, L.P. and the management investors named therein (incorporated by reference to Exhibit 10.50 to the Registration Statement on Form S-1 previously filed by Intersil Holding Corporation on
            September 5, 2000 (Registration No. 333-44606)).


  10.51     Amendment No. 2, dated as of May 31, 2000, to the Securities Purchase and Holders Agreement, by and
            among Holding, Sterling Holding Company, LLC, Manatee Investment Corporation, Citicorp Mezzanine
            Partners, L.P. and the management investors named therein (incorporated by reference to Exhibit 10.51 to the Registration Statement on Form S-1 previously filed by Intersil Holding Corporation on
            September 5, 2000 (Registration No. 333-44606)).


  10.52     Supply Agreement entered into as of June 30, 2000 by and between ChipPAC Limited and lntersil
            Corporation (incorporated by reference to Exhibit 10.33 to the Registration Statement on Form S-1
            previously filed by ChipPAC, Inc. on July 14, 2000 (Registration No. 333-39428)).

  10.53     Intellectual Property Agreement entered into as of June 30, 2000 between Intersil Corporation and
            ChipPAC Limited (incorporated by reference to Exhibit 10.32 to the Registration Statement on Form S-1
            previously filed by ChipPAC, Inc. on July 14, 2000 (Registration No. 333-39428)).

  10.54     Intersil Holding Corporation 1999 Equity Compensation Plan, effective as of August 13, 1999
            (incorporated by reference to Exhibit 10.54 to the Annual Report on Form 10-K previously filed by
            Intersil Holding Corporation on August 17, 2000).

  10.55     The Intersil Holding Corporation Employee Stock Purchase Plan, effective as of February 25, 2000
            (incorporated by reference to Exhibit 10.55 to the Annual Report on Form 10-K previously filed by
            Intersil Holding Corporation on August 17, 2000).

  21.01     Subsidiaries of Holding (incorporated by reference to Exhibit 21.01 to the Annual Report on
            Form 10-K previously filed by Intersil Holding Corporation on August 17, 2000).

  23.01     Consent of Dechert (included in Exhibit 5.01).**

  23.02     Consent of Ernst & Young LLP.**

  24.01     Power of Attorney.**

  27.01     Financial Data Schedule (incorporated by reference to Exhibit 27.01 to the Registration Statement on
            Form S-1 previously filed by Intersil Holding Corporation on September 14, 2000 (Registration
            No. 333-44606)).

           (b) Financial Statement Schedules

               None

               Schedules have been omitted since they are not required or are not applicable or the required information is shown in the financial statements or related notes.

                                       II-6
------------------
 * To be filed.
** Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on the 15th day of September, 2000.


                                          INTERSIL HOLDING CORPORATION

                                          By: GREGORY L. WILLIAMS
                                            ------------------------------------
                                              Gregory L. Williams
                                              Chief Executive Officer and
                                              Director


                               POWER OF ATTORNEY


     KNOWN TO ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gregory L. Williams, Daniel J. Heneghan and Stephen M. Moran, each his attorney-in-fact, with full power of substitution and resubstitution, for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement or any Registration Statement for the same offering that is effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same with exhibits thereto and other documents in connection therewith or in connection with the registration of common stock under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each attorney-in-fact, or his agent or substitute, may do or cause to be done by virtue hereof.


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on September 15, 2000.

                      SIGNATURE                                               TITLE
------------------------------------------------------    ---------------------------------------------
GREGORY L. WILLIAMS                                       Chief Executive Officer and Director
------------------------------------------------------    (principal executive officer)
Gregory L. Williams


DANIEL J. HENEGHAN                                        Vice President, Chief Financial Officer
------------------------------------------------------    and Assistant Secretary (principal financial
Daniel J. Heneghan                                        and accounting officer)


ROBERT W. CONN                                            Director
------------------------------------------------------
Robert W. Conn


GARY E. GIST                                              Director
------------------------------------------------------
Gary E. Gist


JAN PEETERS                                               Director
------------------------------------------------------
Jan Peeters


ROBERT N. POKELWALDT                                       Director
------------------------------------------------------
Robert N. Pokelwaldt


JAMES A. URRY                                             Director
------------------------------------------------------
James A. Urry

EXHIBIT INDEX
-------------



EXHIBITS

 5.01**      Opinion of Dechert, Dated September 15, 2000.
23.02**      Consent of Ernst & Young LLP.




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 ** Filed herewith